                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

       DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): FEBRUARY 11, 2005

                            SCOTTISH RE GROUP LIMITED
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

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       CAYMAN ISLANDS                     001-16855                   98-0362785
(STATE OR OTHER JURISDICTION      (COMMISSION FILE NUMBER)         (I.R.S. EMPLOYER
      OF INCORPORATION)                                          IDENTIFICATION NO.)

               P.O. BOX HM 2939
CROWN HOUSE, THIRD FLOOR, 4 PAR-LA-VILLE ROAD
                HAMILTON HM12
                   BERMUDA                                               N/A
  (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)

                                 (441) 295-4451
               REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE

                                       N/A
          (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
(17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
(17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
 Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
 Act (17 CFR 240.13e-4(c))

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN
OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On February 11, 2005, Orkney Holdings LLC ("Orkney Holdings"), a
Delaware limited liability company, and a direct wholly-owned subsidiary of
Scottish Re (U.S.), Inc. ("Scottish Re (U.S.)"), itself an indirect wholly-owned subsidiary of Scottish Re Group Limited (the "Company"), issued $850,000,000 in aggregate principal amount of Series A Floating Rate Insured Notes due February
11, 2035 (the "Notes") in a private placement. The payment of scheduled interest payments under the Notes and the ultimate repayment of principal on February 11,
2035 are insured by MBIA Insurance Corporation ("MBIA"), a New York stock insurance company, through a financial guaranty insurance policy (the "Notes
Policy"). MBIA will not guarantee the payment of any redemption premium, the early repayment of principal on the Notes, taxes or shortfalls for withholding taxes. The Notes are direct financial obligations of Orkney Holdings, and no affiliate of Orkney Holdings, including without limitation neither Scottish Re
(U.S.) nor the Company, is an obligor or guarantor on the Notes.

         Orkney Holdings will rely upon the receipt of dividend payments from its wholly-owned subsidiary, Orkney Re, Inc. ("Orkney Re"), a special purpose financial captive insurance company incorporated under the laws of the State of
South Carolina, to make payments of interest and principal on the Notes. The ability of Orkney Re to make dividend payments to Orkney Holdings is contingent upon meeting certain regulatory requirements and upon the performance of the block of business reinsured by Scottish Re (U.S.) to Orkney Re, which business consists of specified term life insurance policies with guaranteed level premiums.

         The annual interest rate on the Notes will equal the 3-month London
Interbank Offered Rate ("LIBOR"), plus a spread. Such interest will be payable quarterly in arrears on each February 11, May 11, August 11, and November 11
(each a "Scheduled Payment Date"), for each period beginning on (and including)
February 11, 2005, and each succeeding Scheduled Payment Date, and ending on
(but excluding) the next succeeding Scheduled Payment Date.

         Under the terms of the Notes Policy, MBIA may direct JPMorgan Chase
Bank, N.A., as trustee (the "Trustee"), under an indenture (the "Indenture")
among Orkney Holdings, Scottish Re (U.S.), the Trustee, and MBIA, to foreclose on certain accounts of Orkney Re (the "Collateral") securing the Notes Policy if any of the following events of default occurs:

         o    payment by MBIA under the Notes Policy, or advancement of funds for payment to the holders of the Notes;

         o    nonpayment of interest when due and payable in accordance with the terms of the Notes;

         o    nonpayment of all, or part, of the principal of the Notes;

         o    the security interest in the Collateral ceases to be a perfected security interest, other than as any act or omission on the part of MBIA;

         o    failure to make payments to MBIA under ancillary agreements;

         o    Scottish Re (U.S.) fails to make a required payment under certain tax agreements, and such failure remains unremedied for a period of 30 days after receiving notice;

         o    breach or misrepresentation of any representation or warranty under the Indenture by either Orkney Holdings or Orkney Re, if unremedied for a period of 30 days after receiving notice; or

         o    bankruptcy, insolvency, reorganization, liquidation conservation, rehabilitation or other similar proceeding of Orkney Holdings or
              Orkney Re.

If an event of default occurs and is continuing, the entire principal thereof and interest accrued thereon may be declared to be due and payable immediately.

         The Notes are not redeemable prior to February 11, 2010, unless
Scottish Re (U.S.) has recaptured all or part of the business reinsured to
Orkney Re. Such redemption would be on a Scheduled Payment Date, in cash, at
105% of the principal amount to be redeemed. The Company may redeem all or part of the Notes on any Scheduled Payment Date between February 11, 2010 and
February 11, 2017 at a redemption price equal to 103%, 102% or 101% of the principal amount, as determined by the specified Scheduled Payment Date, payable in cash. The Notes are redeemable at a redemption price equal to 100% of the principal amount, payable in cash, after February 11, 2017. Pursuant to an insurance and indemnity agreement with MBIA, Orkney Holdings is obligated to pay a periodic premium to MBIA in respect of the Notes Policy. Additional information regarding this transaction is set forth in the press release which is filed as Exhibit 99.1 hereto.

ITEM 7.01. REGULATION FD DISCLOSURE.

         In connection with the private placement of the Notes described above under Item 2.03, the Company disclosed the financial information attached hereto as Exhibits 99.2, 99.3 and 99.4, which provide (a) unaudited historical financial information for the individual life reinsurance business of ING (the
"Acquired Business"), which business we acquired effective December 31, 2004,
(b) unaudited pro forma financial information for our subsidiary, Scottish
Annuity & Life Insurance Company (Cayman) Ltd. ("SALIC"), giving effect to this acquisition and certain other assumptions as described therein, and (c) audited annual and unaudited interim financial statements for SALIC.

         The financial statements in Exhibits 99.2 and 99.3 contain certain corrections to the unaudited historical financial information for the Acquired
Business, which were previously included as exhibits to the Company's Current
Report on Form 8-K, furnished to the Securities and Exchange Commission on
January 7, 2005. The financial

information attached hereto as Exhibits 99.2 and 99.3 is unaudited and in the case of Exhibit 99.2 is subject to a pending audit. The financial information is not intended to satisfy the Company's obligation to file audited financial statements for the Acquired Business. The Company intends to file such audited financial statements and unaudited pro forma financial information for Scottish
Re Group Limited within 75 days of the closing of the acquisition, as required by Items 9.01(a) and (b) of Form 8-K.

         The audited and unaudited historical financial information for SALIC attached hereto as Exhibit 99.4 was also furnished on January 7, 2005 on a Form
8-K and has been amended to add Footnote 10 to the unaudited historical financial information for SALIC as of and for the nine months ended September
30, 2004.

         In accordance with Regulation FD, the information in this Form 8-K and the Exhibits attached hereto shall not be deemed "filed" for purposes of Section
18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as may be expressly set forth by specific reference in such a filing.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits.

99.1     Press Release issued by Scottish Re Group Limited on February 11, 2005.

99.2     Unaudited Financial Statements of ING Individual Life Re Business as of
         and for the nine months ended September 30, 2004 and as of and for the years ended December 31, 2003 and 2002.

99.3     Unaudited Pro Forma Consolidated Balance Sheet and Consolidated
         Statements of Income of Scottish Annuity & Life Insurance Company
         (Cayman) Ltd. as of and for the nine months ended September 30, 2004 and for the year ended December 31, 2003.

99.4     Unaudited Financial Statements of Scottish Annuity & Life Insurance
         Company (Cayman) Ltd. as of and for the nine months ended September
         30, 2004 and as of and for the years ended December 31, 2003 and 2002.

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of
1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                SCOTTISH RE GROUP LIMITED

                                By: /s/ Paul Goldean
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                                    Paul Goldean
                                    Executive Vice President and General Counsel

Dated:  February 11, 2005

                                INDEX TO EXHIBITS

NUMBER         DESCRIPTION
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99.1           Press Release issued by Scottish Re Group Limited on
               February 11, 2005.

99.2           Unaudited Financial Statements of ING Individual Life Re Business
               as of and for the nine months ended September 30, 2004 and as of and for the years ended December 31, 2003 and 2002.

99.3           Unaudited Pro Forma Consolidated Balance Sheet and Consolidated
               Statements of Income of Scottish Annuity & Life Insurance Company
               (Cayman) Ltd. as of and for the nine months ended September 30,
               2004 and for the year ended December 31, 2003.

99.4           Unaudited Financial Statements of Scottish Annuity & Life
               Insurance Company (Cayman) Ltd. as of and for the nine months ended September 30, 2004 and as of and for the years ended
               December 31, 2003 and 2002.